Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

PORTFOLIO 21 GLOBAL EQUITY FUND
(the “Fund”)

Supplement dated January 16, 2015 to the
Summary Prospectus and Prospectus
dated October 27, 2014

As was previously announced Portfolio 21 Investments (“Portfolio 21”) has entered into a transaction with Trillium Asset Management, LLC (“Trillium”) which has resulted in Trillium acquiring certain assets of Portfolio 21 and has also resulted in the investment management team from Portfolio 21 that has been responsible for managing the Fund joining Trillium.  In anticipation of the transaction, at an in-person Board meeting held on November 17-18, 2014, the Board of Trustees terminated the Investment Advisory Agreement with Portfolio 21 and approved an interim Investment Advisory Agreement with Trillium on behalf of the Fund, both actions to become effective simultaneously with the effectiveness of the transaction.  The transaction closed on December 31, 2014 and accordingly, effective January 1, 2015, Trillium is now the investment advisor of the Fund.  There has been no change in the day-to-day management of the Fund’s investment portfolio as a result of the transaction, since all persons at Portfolio 21 that were responsible for the day-to-day management of the Fund became employees of Trillium.

At the same Board meeting held November 17-18, 2014, the Board of Trustees approved a definitive Investment Advisory Agreement with Trillium on behalf of the Fund subject to shareholder approval.  Shareholders should expect to receive a proxy statement during the month of February 2015, which will provide additional information about Trillium and will discuss the basis for the Board’s approval of Trillium as the new investment advisor to the Fund.  Shareholders will be asked to approve Trillium as the Fund’s new investment advisor by proxy or by attending a Shareholder Meeting anticipated to take place on or around April 2, 2015.

Meanwhile, shareholders should note the changes outlined below to the Fund’s current Summary Prospectus and statutory Prospectus.

Effective January 1, 2015, the following replaces the subheading titled, “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus and page 1 of the statutory Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R	Class I
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	0.22%	0.17%
Total Annual Fund Operating Expenses	1.37%	1.07%

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Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Effective January 1, 2015, the following replaces the subheading titled, “Example” on page 1 of the Summary Prospectus and page 1 of the statutory Prospectus:

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$139	$434	$750	$1,646
Class I	$109	$340	$590	$1,306

Effective January 1, 2015, the following replaces the first sentence under the subheading titled, “Principal Investment Strategies” on page 1 of the Summary Prospectus and page 1 of the statutory Prospectus:

The Fund invests primarily in common stocks of companies that Trillium (the “Advisor”) believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.

Effective January 1, 2015, all references to the “Investment Advisor” or the “Advisor” in the statutory Prospectus are now references to:

Trillium Asset Management, LLC

Effective January 1, 2015, the following sentence replaces the first sentence under the subheading titled, “Principles for Investment” on page 7 of the statutory Prospectus:

Trillium’s investment approach includes principles that establish a high bar and assure consistency in our decision-making process.

Effective January 1, 2015, the following replaces the subheading titled, “Investment Advisor” on page 10 of the statutory Prospectus:

INVESTMENT ADVISOR

Trillium Asset Management, LLC (the “Advisor”), the Fund’s interim investment advisor, is located at Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts, 02111.  The Advisor, which was incorporated in 1982, provides investment management services to individual and institutional investors and manages assets of approximately $2.2 billion as of December 31, 2014.  The Advisor integrates Environmental, Social, and Governance (ESG) factors into the investment process as a way to identify the companies best positioned to deliver strong long‐term performance.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.  For its services, the Fund pays a monthly management fee, calculated daily and payable monthly, equal to 0.90% of its average daily net assets.  However, under the Interim Investment Advisory Agreement, management fees earned by Trillium are held in an escrow account until shareholder approval for Trillium as the new investment advisor is obtained.  Fund shareholders will be asked to approve Trillium as the new investment advisor at a shareholder meeting to be held on or around April 2, 2015.

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Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Prior to January 1, 2015, the Fund was managed by Portfolio 21 Investments.  For the fiscal year ended June 30, 2014, the Fund’s former investment advisor received advisory fees of 0.95% of the Fund’s average daily net assets.

Please retain this Supplement with your Summary Prospectus and Prospectus.

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Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

PORTFOLIO 21 GLOBAL EQUITY FUND
(the “Fund”)

Supplement dated January 16, 2015 to the
Statement of Additional Information (“SAI”)
dated October 27, 2014

Effective January 1, 2015, the following replaces the first paragraph of the cover page of the SAI:

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Class R and Class I shares, the retail and institutional classes, respectively, dated October 27, 2014, of the Portfolio 21 Global Equity Fund, advised by Trillium Asset Management, LLC (“Trillium” or the “Advisor”), a series of Professionally Managed Portfolios (the “Trust”).  Copies of the Fund’s Prospectus for the Class R shares and the Class I shares are available at portfolio21.com or by calling the above number.

Effective January 1, 2015, the following replaces the subheading titled, “The Fund’s Investment Advisor” on page B-21 of the SAI:

THE FUND’S INVESTMENT ADVISOR

Trillium Asset Management, LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts, 02111, serves as investment advisor to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”) with the Trust.  Matthew W. Patsky, Managing Partner and Chief Executive Officer is a control person of the Advisor.

At a Board meeting held November 17-18, 2014, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act approved the Interim Advisory Agreement between the Trust and Trillium, so that Trillium could manage the Fund after the closing of an asset acquisition transaction between Portfolio 21 Investments (the Fund’s previous investment advisor) and Trillium.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement allows the Fund 150 days to obtain shareholder approval of a permanent investment advisory agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of Portfolio 21’s recently terminated investment advisory agreement.  However, under the Interim Investment Advisory Agreement, management fees earned by Trillium are held in an escrow account until shareholders approve a new advisory agreement with Trillium as the new investment advisor.  At the same Board meeting held on November 17-18, 2014, the Board approved a new investment advisory agreement with Trillium, subject to shareholder approval (“New Advisory Agreement”).  Fund shareholders will be asked to approve Trillium as the new investment advisor at a shareholder meeting to be held on or around April 2, 2015.

Should Fund shareholders approve the New Advisory Agreement, the agreement will continue in effect from year to year if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees at a meeting called for the purpose of voting on such New Advisory Agreement.  The New Advisory Agreement will be terminable without penalty by the Trust on behalf of the Fund on not more than a 60-day, nor less than a 30-day, written notice and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The New Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

In consideration of the services provided by the Advisor pursuant to the New Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.90% of the Fund’s average daily net assets as specified in the Fund’s Prospectus.  However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

Prior to January 1, 2015, the Fund was managed by Portfolio 21 Investments.  The Fund’s accrued advisory fees and waived fees for the following fiscal years are shown in the table below.

Fiscal Year Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Portfolio 21 Investments
June 30, 2014	$4,484,881	$0	$4,484,881
June 30, 2013	$3,773,137	$0	$3,773,137
June 30, 2012	$3,754,826	$0	$3,754,826

Effective January 1, 2015, the following replaces the fourth paragraph under the subheading titled, “Investment Team” on page B-23 of the SAI:

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities for more than one investment account or in other circumstances.  These potential conflicts of interest include the allocation of investment opportunities and the allocation of time and investment ideas.  The Advisor aggregates orders among the Fund and the other accounts. The Advisor currently participates in soft dollar arrangements with respect to the Fund and other accounts.  The Advisor believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by its trade allocation policy, code of ethics, other compliance policies and procedures to which the portfolio managers are subject and the fact that the compensation for portfolio managers is not based on the performance of the Fund or other managed accounts.

Please retain this Supplement with your SAI.

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